Exhibit 99.1

Simply Good Foods Updates Full Year 2019 Outlook

Denver, CO, October 7, 2019 - The Simply Good Foods Company (NASDAQ: SMPL) (“Simply Good Foods,” or the “Company”), a developer, marketer and seller of branded nutritional snacking and meal replacement products, today announced that it anticipates net sales and Adjusted EBITDA(1) for the 53 weeks ended August 31, 2019, to be slightly greater than the outlook the Company provided in its fiscal third quarter earnings release. Specifically, on July 2, 2019, the Company anticipated that full year fiscal 2019 net sales and Adjusted EBITDA(1) growth would be similar to the nine-month year-to-date percentage increases of 18.9% and 23.3%, respectively. As previously discussed, fiscal 2019 results include the benefit of a fifty-third week which the Company believes is approximately a 2% benefit to fiscal 2019 net sales growth.

The Company’s audited consolidated financial statements for the 53 weeks ended August 31, 2019 are not yet available. The Company has presented preliminary estimated results of certain of its financial metrics above for the 53 weeks ended August 31, 2019 based on information currently available to management. The Company’s financial closing procedures for the 53 weeks ended August 31, 2019 are not yet complete. As a result, actual results for the 53 weeks ended August 31, 2019 may differ materially from the preliminary estimated financial results set forth above upon the completion of the Company’s financial closing procedures, final adjustments, and other developments that may arise prior to the time its financial results are finalized. You should not place undue reliance on these estimates. The preliminary estimated financial results set forth above have been prepared by, and are the responsibility of, management and are based on a number of assumptions. The Company’s independent registered certified public accounting firm, Deloitte & Touche LLP, has not audited, reviewed, compiled, or performed any procedures with respect to the preliminary estimated financial results. Accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto. See “Forward Looking Statements” below for additional information regarding factors that could result in differences between the preliminary estimated results of certain of the Company’s financial metrics that are presented above and the actual financial results it will report for the 53 weeks ended August 31, 2019.

The preliminary estimated financial results set forth above should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. In addition, the preliminary estimated financial results set forth above are not necessarily indicative of results the Company may achieve in any future period. While the Company currently expects that its actual results will be consistent with the results described above, it is possible that actual results may not be consistent with the results it currently estimates.

(1)         See the discussion of Adjusted EBITDA below.

Adjusted EBITDA.

Adjusted EBITDA is a non-GAAP financial measure commonly used in our industry and should not be construed as an alternative to net income as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity (each as determined in accordance with GAAP). Simply Good Foods defines Adjusted EBITDA (earnings before interest, tax, depreciation, and amortization) as net income before interest expense, income tax expense (benefit), depreciation and amortization with further adjustments to exclude the following items: stock-based compensation expense, business transaction costs, restructuring costs, change in fair value of contingent consideration - TRA liability, gain on settlement of TRA liability and other non-core expenses. The Company believes that the inclusion of these supplementary adjustments in presenting Adjusted EBITDA are appropriate to provide additional information to investors and reflects more accurately operating results of the on-going operations. Adjusted EBITDA may not be comparable to other similarly titled captions of other companies due to differences in calculation.  We have not provided reconciliations of preliminary Adjusted EBITDA to the most comparable GAAP measure of net income as it is not practical given the difficulty of projecting event-driven transactional and other non-core operating items that are included in net income, including restructuring actions, asset impairments, and income tax valuation adjustments.

Please refer to “Reconciliation of Adjusted EBITDA” in the Company’s July 2, 2019 press release for an explanation and reconciliation of this non-GAAP financial measure to the most comparable GAAP measure for results at that time.

About The Simply Good Foods Company

The Simply Good Foods Company (Nasdaq: SMPL), headquartered in Denver, Colorado, is a highly-focused food company with a product portfolio consisting primarily of nutrition bars, ready-to-drink shakes, snacks and confectionery products marketed under the Atkins®, SimplyProtein® and Atkins Endulge® brand names. Simply Good Foods is poised to expand its wellness platform through innovation and organic growth along with investment opportunities in the snacking space and broader food category. Simply Good Foods aims to lead the nutritious snacking movement with trusted brands that offer a variety of convenient, innovative, great-tasting, better-for-you snacks and meal replacements. For more information, please visit http://www.thesimplygoodfoodscompany.com.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by or include words such as “will”, “expect”, “intends” or other similar words, phrases or expressions. These forward-looking statements include statements regarding the potential acquisition of Quest (the “Quest Transaction”), future plans for the Company, the estimated or anticipated future results (including those of Quest) and benefits of the Company’s future plans and operations, future capital structure, future opportunities for the Company, and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. These risks and uncertainties include, but are not limited to, one or more of the closing conditions to the Quest Transaction, not being satisfied or waived; the Quest Transaction not being completed in the timeframe expected by the Company or at all; delays or failures relating to the financing of the Quest Transaction; unexpected costs, charges or expenses resulting from the proposed Quest Transaction; failure to realize the anticipated benefits of the proposed Quest Transaction; difficulties and delays in achieving the synergies and cost savings in connection with the Quest Transaction; changes in the business environment in which the Company operates including general financial, economic, capital market, regulatory and political conditions affecting the Company and the industry in which the Company operates; changes in consumer preferences and purchasing habits; the Company’s ability to maintain adequate product inventory levels to timely supply customer orders; the impact of the Tax Act on the Company’s business; changes in taxes, tariffs, duties, governmental laws and regulations; the availability of or competition for other brands, assets or other opportunities for investment by the Company or to expand the Company’s business; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of the Company’s or Quest’s management team; the completion of our financial statements for the fifty-three weeks ended August 31, 2019; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission from time to time. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date, and cautions investors not to place undue reliance on any such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

Investor Contact

Mark Pogharian

Vice President, Investor Relations, Treasury and Business Development

The Simply Good Foods Company

mpogharian@thesimplygoodfoodscompany.com